Exhibit 10.1

OMNIBUS AMENDMENT, JOINDER AND REAFFIRMATION AGREEMENT

This Omnibus Amendment, Joinder and Reaffirmation Agreement (this “Amendment”) dated July 24, 2009, by and between PetroAlgae Inc., a Delaware corporation (“PA Inc.”), PA LLC (f/k/a PetroAlgae, LLC), a Delaware limited liability company (“PA LLC”) and LV Administrative Services, Inc., as administrative and collateral agent (the “Agent”) for PetroTech Holdings, Corp., a Delaware corporation (“PetroTech” and, together with the Agent, the “Creditor Parties” and each, a “Creditor Party”), amends that (i) that certain Amended and Restated Demand Note issued as of August 25, 2008 (and dated August 21, 2008) by PA LLC to PetroTech which further amended and restated that Demand Note dated August 21, 2008 made by PA LLC in favor of PetroTech (as further amended, restated, modified and/or supplemented from time to time, the “August 21st Demand Note”), (ii) that certain Demand Note dated as of September 3, 2008 issued by PA LLC to PetroTech (as amended, restated, modified and/or supplemented from time to time, the “September 3rd Demand Note”), (iii) that certain Demand Note dated as of September 18, 2008 issued by PA LLC to PetroTech (as amended, restated, modified and/or supplemented from time to time, the “September 18th Demand Note”), (iv) that certain Demand Note dated as of September 25, 2008 issued by PA LLC to PetroTech (as amended, restated, modified and/or supplemented from time to time, the “September 25th Demand Note” and together with the August 21st Demand Note, the September 3rd Demand Note and the September 25th Demand Note, the “Demand Notes”), (v) that certain Convertible Demand Note dated as of April 24, 2009 issued by PA LLC to PetroTech (as amended, restated, modified and/or supplemented from time to time, “April 24th Convertible Note”), (vi) that certain Secured Convertible Demand Note dated as of May 11, 2009 issued by PA LLC to PetroTech (as amended, restated, modified and/or supplemented from time to time, the “May 11th Convertible Note” and together with the April 24th Convertible Note, the “Convertible Notes”), (vii) that certain Promissory Note dated as of June 12, 2008 and effective as of September 22, 2006 issued by PA LLC in favor of XL Techgroup, Inc., a Delaware corporation (“XLT”) and assigned in full by XLT to PetroTech (as amended, restated, modified and/or supplemented from time to time, the “Promissory Note”), (viii) that Master Security Agreement dated August 21, 2008 by PA LLC in favor of Agent on behalf of PetroTech (as amended, modified and/or supplemented from time to time, the “Master Security Agreement” and together with the Demand Notes, the Convertible Notes, the Promissory Note, the Security Agreement as defined in the Promissory Note, the Documents as defined in the Master Security Agreement, and all other documents, instruments, agreements executed in connection therewith, the”Loan Documents”). Capitalized terms used but not defined herein shall have the meanings given them in the Loan Documents, as applicable.

PREAMBLE

WHEREAS, PA LLC and the Creditor Parties desire to amend the transactions contemplated by the Master Security Agreement, the Demand Notes, the Convertible Notes and the Promissory Note.

WHEREAS, PA Inc. desires to become an Assignor under the Master Security Agreement

NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Demand Notes are hereby combined and amended and restated in its entirety in the form attached hereto as Exhibit A (the “Second Amended and Restated Secured Term Note”). For the avoidance of doubt, the Second Amended and Restated Secured Term Note as set forth in this Section 1 shall be in substitution for and not in satisfaction of the Demand Notes.

2. The Convertible Notes are hereby combined amended and restated in its entirety in the form attached hereto as Exhibit B (the “Amended and Restated Secured Convertible Note”). For the avoidance of doubt, the Second Amended and Restated Secured Convertible Note as set forth in this Section 2 shall be in substitution for and not in satisfaction of the Convertible Notes.

3. The Master Security Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit C (the “Amended and Restated Master Security Agreement”).

4. The Promissory Note is hereby amended by deleting the date “August 31, 2010” appearing in the first paragraph of the Promissory Note and inserting the date “June 30, 2012” in lieu thereof.

5. PA Inc. hereby becomes an Assignor for all purposes under the Master Security Agreement and hereby agrees to execute that certain Joinder Agreement attached hereto as Exhibit D.

6. PA Inc. and PA LLC each hereby releases, remises, acquits and forever discharges each Creditor Party and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind of nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Amendment Effective Date, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Loan Documents and any other document, instrument or agreement made by PA Inc. or PA LLC in favor of any Creditor Party.

6. PA Inc. and PA LLC each hereby:

(a) represent and warrant to each Creditor Party that it has reviewed and approved the terms and provisions of this Amendment, the Exhibits attached to this Amendment and the documents, instruments and agreements entered into in connection therewith;

(b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of each of PA Inc. and PA LLC under the Loan Documents are “Obligations” under and as defined in the Amended and Restated Master Security Agreement,

(c) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Loan Documents are in full force and effect and shall remain in full force and effect after giving effect to this Amendment;

(d) acknowledges, ratifies and confirms the grant by each of PA Inc. and PA LLC to Agent of a security interest in the assets of each of PA Inc. and PA LLC, as more specifically set forth in the Loan Documents and the Exhibits attached hereto.

7. The amendments set forth above shall be effective as of the date first above written (the “Amendment Effective Date”) once (i) each of PA Inc., PA LLC, PetroTech and Agent shall have duly executed and PA Inc. and PA LLC shall have delivered to the Agent its respective counterpart to this Amendment; (ii) PA LLC shall have duly executed and delivered to the Agent the Second Amended and Restated Secured Term Note attached hereto as Exhibit A, (iii) PA LLC and PA Inc. shall have duly executed and delivered to the Agent the Amended and Restated Convertible Note attached hereto as Exhibit B, (iii) PA LLC and PA Inc. shall have duly executed and delivered to the Agent the Amended and Restated Master Security Agreement attached hereto as Exhibit C, (iv) each of PA LLC and PA Inc shall have duly executed and delivered to the Agent the Joinder Agreement attached hereto as Exhibit D, together with all schedules attached thereto, (iv) PA Inc shall have duly executed and delivered to the Agent the Equity Pledge Agreement dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Equity Pledge Agreement” attached hereto as Exhibit E and (v) PA Inc. shall have duly executed and delivered to the Agent the Guaranty dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Guaranty”) attached hereto as Exhibit F.

8. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

9. Each of the PA Inc. and PA LLC hereby represent and warrant to each Creditor Party that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by each of PA Inc. and PA LLC in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all of PA Inc’s and PA LLC’s covenant requirements have been met.

10. From and after the Amendment Effective Date, all references in the Loan Documents shall be deemed to be references to the Loan Documents, as the case may be, as modified hereby.

11. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

PETROALGAE INC.

By:	/s/ David Szostak
Name:	David Szostak
Title:	President

PA LLC

By:	/s/ Ottmar Dippold
Name:	Ottmar Dippold
Title:	CEO

LV ADMINISTRATIVE SERVICES INC. as Agent

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

PETROTECH HOLDINGS, CORP.

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

EXHIBIT A

[Second Amended and Restated Secured Term Note]

EXHIBIT B

[Amended and Restated Convertible Note]

EXHIBIT C

[Amended and Restated Master Security Agreement]

EXHIBIT D

[Joinder Agreement]

EXHIBIT E

[Equity Pledge Agreement]

EXHIBIT F

[Guaranty]